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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 March 27, 2002

                               GENSYM CORPORATION
 ------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-27696               04-2932756
-------------------------------    ------------------   ----------------------
State or Other Jurisdiction          (Commission            (IRS Employer
      of Incorporation)              File Numbers)        Identification No.)


52 Second Avenue, Burlington, Massachusetts                     01803
--------------------------------------------------      ----------------------
  (Address of Principal Executive Offices)                   (Zip Code)


                                 (781) 265-7100
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              (Registrant's telephone number, including area code)










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Item 4.  Changes in Registrant's Certifying Accountant.

      The Audit Committee of the Board of Directors of Gensym Corporation annually considers and recommends to the Board the selection of Gensym's independent public accountants. As recommended by Gensym's Audit Committee, Gensym's Board of Directors on March 27, 2002 decided to no longer engage Arthur Andersen LLP ("Arthur Andersen") as Gensym's independent pubic accountants. A new independent public accounting firm has not yet been engaged to act as Gensym's auditors.

      Arthur Andersen's audit report on the Company's consolidated financial statements for the fiscal year ended December 31, 2000 contained an explanatory paragraph regarding the Company's ability to continue as a going concern. Except as stated above, Arthur Andersen's audit reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      During the Company's two fiscal years ended December 31, 2001 and 2000 and the subsequent interim period preceding the decision to change independent public accountants, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its audit reports on the Company's consolidated financial statements for such years. In connection with its work on the Company's consolidated financial statements for the year ended December 31, 2001, Arthur Andersen communicated certain matters and recommendations to the Company's management concerning the design and implementation of its internal financial controls, including the need to further develop and document formal policies and procedures related to the closing and review process, the consolidation process and foreign operations and to improve the analysis supporting recorded amounts. These matters were discussed with the Company's Audit Committee, and the Company has authorized Arthur Andersen to respond fully to inquiries regarding these matters by the Company's successor auditors.
Except for the foregoing, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

      The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated April 3, 2002, stating its agreement with such statements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

       Exhibit No.           Description

            16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 3, 2002









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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 3, 2002             GENSYM CORPORATION



                                 By:  /s/ THOMAS E. SWITHENBANK
                                     ------------------------------
                                 Name:   Thomas E. Swithenbank
                                 Title:  Chief Financial Officer



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                            EXHIBIT INDEX

 Exhibit No.                Description
 ----------                 -----------

    16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 3, 2002